UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2017

MARATHON PATENT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36555	01-0949984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Ste. 380 Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 804-1690

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into Material Definitive Agreements

On November 28, 2017, Marathon Patent Group, Inc., a Nevada corporation (the “Company”) entered into an exchange agreement (the, “Exchange Agreement”) with the holder (the “Holder”) of an outstanding warrant (the “Warrant”) to purchase 6,618,500 (post-reverse split) shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), originally issued by the Company pursuant to two Unit Purchase Agreements dated as of August 31, 2017 and September 27, 2017. Pursuant to the Exchange Agreement, the Holder exchanged the Warrant and relinquished any and all rights thereunder for 5,480.65 shares of the Company’s newly authorized Series E Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Shares”), based on the cashless exercise calculation of the Warrants. The Preferred Shares are convertible into an aggregate of 5,480,649 shares of Common Stock and were issued on November 30, 2017.

The Company has relied upon the exemption from registration provided by Section 3(a)(9) under the Securities Act of 1933, as amended, in connection with the issuance of the Preferred Shares.

The Preferred Shares are convertible into shares of Common Stock based on a conversion calculation equal to the stated value of such Preferred Shares, plus all accrued and unpaid dividends, if any as of such date of determination, divided by the conversion price. The stated value of each Preferred Share is $6,000 and the initial conversion price is $6.00 per share, each subject to adjustment for stock splits, stock dividends, recapitalizations, combinations, subdivisions or other similar events. The Preferred Shares, with respect to dividend rights and rights on liquidation, winding-up and dissolution, in each case will rank senior to the Company’s Common Stock and all other securities of the Company that do not expressly provide that such securities rank on parity with or senior to the Preferred Shares. Until converted, each holder of Preferred Shares shall be entitled to the number of votes for each Preferred Share owned equal to the number of shares of Common Stock such Preferred Shares are convertible into (voting as a class with Common Stock), but not in excess of the conversion limitations set forth in the Certificate of Designation of Rights, Powers, Preferences, Privileges and Restrictions of the 0% Series E Convertible Preferred Stock (the “Series E Certificate of Designation”).

Without limiting any other provision of the Series E Certificate of Designation, the Company may not authorize or issue any additional or other shares of capital stock that is (i) of senior rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding-up of the Company, (ii) of pari passu rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding-up of the Company or (iii) any junior stock having a maturity date (or any other date requiring redemption or repayment of such shares of such junior stock) that is prior to the date on which any Preferred Shares remain outstanding, without the prior express consent of the holders of at least a majority of the outstanding Preferred Shares, voting separate as a single class.

The foregoing summary of the terms of the Series E Certificate of Designation is incomplete and subject to, and qualified in its entirety by, the actual terms of the Series E Certificate of Designation, the form of which is attached hereto as Exhibit 4.1, which is hereby incorporated by reference.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above, with respect to the issuance of the Preferred Shares.

Item 4.01 Changes in Registrant’s Certifying Accountant.

Resignation of Independent Registered Public Accounting Firm

On November 27, 2017, the Company received notice from its independent registered public accounting firm, BDO USA, LLP (“BDO”), that it resigned as the Company’s auditor effective immediately. The resignation of BDO was not recommended by the Company’s audit committee nor was the audit committee’s approval required. BDO served as the auditor of the Company’s financial statements for the period from January 5, 2017 through the date of resignation.

The report of BDO on the Company’s consolidated financial statements for the Company’s fiscal year ended December 31, 2016 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report contained a paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s fiscal year ended December 31, 2016, and during the subsequent interim period through November 27, 2017, there were (i) no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements as defined in Item 304 of Regulation S-K in connection with its report, and (ii) there were no “reportable events” as such term is described in Item 304 of Regulation S-K.

The Company has provided BDO with a copy of the foregoing disclosure, and requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. A copy of the letter from BDO addressed to the Securities and Exchange Commission dated as of November 30, 2017 is filed as Exhibit 16.1 to this Form 8-K.

New Independent Registered Public Accounting Firm

On November 30, 2017, the Board appointed RBSM, LLP (“RBSM”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2017.

During the fiscal years ended December 31, 2016 and 2015 and during the subsequent interim period through November 28, 2017, neither the Company nor anyone acting on its behalf consulted with RBSM regarding (i) the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report not oral advice was provided that RBSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 30, 2017, the Company filed the Series E Certificate of Designation with the Secretary of State of the State of Nevada designating 5,694 shares of preferred stock as “0% Series E Convertible Preferred Stock”.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description

4.1	Certificate of Designation of Rights, Powers, Preferences, Privileges and Restrictions of the 0% Series E Convertible Preferred Stock

10.1	Form of Exchange Agreement

16.1	Letter from BDO USA, LLP dated November 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 1, 2017

MARATHON PATENT GROUP, INC.

By:	/s/ Francis Knuettel II
Name:	Francis Knuettel II
Title:	Chief Financial Officer